                                                                  Exhibit 10.1









                        IMAGING TECHNOLOGIES CORPORATION
                         COMMON STOCK PURCHASE AGREEMENT
                               SEPTEMBER 17, 1998


                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SECTION 1   AUTHORIZATION AND SALE OF COMMON STOCK . . . . . . . . . . . . . 1

     1.1    AUTHORIZATION. . . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.2    SALE OF COMMON STOCK.. . . . . . . . . . . . . . . . . . . . . . 1

SECTION 2   CLOSING DATE; DELIVERY . . . . . . . . . . . . . . . . . . . . . 1

     2.1    CLOSING DATE.. . . . . . . . . . . . . . . . . . . . . . . . . . 1
     2.2    DELIVERY.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

SECTION 3   REPRESENTATIONS AND WARRANTIES OF THE COMPANY. . . . . . . . . . 1

     3.1    ORGANIZATION AND STANDING. . . . . . . . . . . . . . . . . . . . 2
     3.2    CORPORATE POWER; AUTHORIZATION.. . . . . . . . . . . . . . . . . 2
     3.3    ISSUANCE AND DELIVERY OF THE SHARES. . . . . . . . . . . . . . . 2
     3.4    CONSENTS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     3.5    SEC DOCUMENTS; FINANCIAL STATEMENTS. . . . . . . . . . . . . . . 2
     3.6    NO MATERIAL MISSTATEMENT.. . . . . . . . . . . . . . . . . . . . 3
     3.7    NO MATERIAL ADVERSE CHANGE.. . . . . . . . . . . . . . . . . . . 3

SECTION 4    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS. . . . . . . . . 3

     4.1    AUTHORIZATION. . . . . . . . . . . . . . . . . . . . . . . . . . 3
     4.2    INVESTMENT EXPERIENCE. . . . . . . . . . . . . . . . . . . . . . 3
     4.3    INVESTMENT INTENT. . . . . . . . . . . . . . . . . . . . . . . . 3
     4.4    REGISTRATION OR EXEMPTION REQUIREMENTS.. . . . . . . . . . . . . 4
     4.5    NO LEGAL, TAX OR INVESTMENT ADVICE.. . . . . . . . . . . . . . . 4
     4.6    LEGENDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

SECTION 5   CONDITIONS TO CLOSING OF PURCHASERS. . . . . . . . . . . . . . . 4

     5.1    REPRESENTATIONS AND WARRANTIES.. . . . . . . . . . . . . . . . . 4
     5.2    PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     5.3    QUALIFICATIONS.. . . . . . . . . . . . . . . . . . . . . . . . . 5
     5.4    COMPLIANCE CERTIFICATE.. . . . . . . . . . . . . . . . . . . . . 5
     5.5    OPINION OF COMPANY COUNSEL.. . . . . . . . . . . . . . . . . . . 5
     5.6    REGISTRATION RIGHTS AGREEMENT. . . . . . . . . . . . . . . . . . 5

SECTION 6   CONDITIONS TO CLOSING OF COMPANY . . . . . . . . . . . . . . . . 5

     6.1    REPRESENTATIONS AND WARRANTIES.. . . . . . . . . . . . . . . . . 5
     6.2    PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     6.3    QUALIFICATIONS.. . . . . . . . . . . . . . . . . . . . . . . . . 5
     6.4    REGISTRATION RIGHTS AGREEMENT. . . . . . . . . . . . . . . . . . 5

SECTION 7   MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . 6

     7.1    AMENDMENTS AND WAIVERS.. . . . . . . . . . . . . . . . . . . . . 6



     7.2    GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . . 6
     7.3    SURVIVAL.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     7.4    SUCCESSORS AND ASSIGNS.. . . . . . . . . . . . . . . . . . . . . 6
     7.5    ENTIRE AGREEMENT.. . . . . . . . . . . . . . . . . . . . . . . . 6
     7.6    NOTICES, ETC.. . . . . . . . . . . . . . . . . . . . . . . . . . 6
     7.7    SEVERABILITY OF THIS AGREEMENT.. . . . . . . . . . . . . . . . . 7
     7.8    COUNTERPARTS.. . . . . . . . . . . . . . . . . . . . . . . . . . 7
     7.9    FURTHER ASSURANCES.. . . . . . . . . . . . . . . . . . . . . . . 7
     7.10   EACH PURCHASER ACTING SEVERALLY. . . . . . . . . . . . . . . . . 7
     7.11   ACKNOWLEDGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . 8

SCHEDULE A --SCHEDULE OF PURCHASERS

Schedule B --Schedule of Exceptions
Exhibit A -- Registration Rights Agreement
Exhibit B -- Form of Legal Opinion

                        IMAGING TECHNOLOGIES CORPORATION

                         COMMON STOCK PURCHASE AGREEMENT

          This Common Stock Purchase Agreement (the "Agreement") is made as of September 17, 1998, by and among Imaging Technologies Corporation, a Delaware corporation (the "Company"), with its principal office at 11031 Via Frontera, San Diego, California 92127, and the purchasers listed on SCHEDULE A hereto (each a "Purchaser" and together the "Purchasers").

                                    SECTION 1

                     AUTHORIZATION AND SALE OF COMMON STOCK

1.1 AUTHORIZATION. The Company has authorized the sale and issuance of 500,000 shares of its Common Stock pursuant to this Agreement (the "Shares").

1.2 SALE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser and each Purchaser agrees, severally, to purchase from the Company that number of shares of the Company's Common Stock set forth opposite each such Investor's name on SCHEDULE A hereto for the purchase price set forth thereon (the "Purchase Price").

                                    SECTION 2

                             CLOSING DATE; DELIVERY

2.1 CLOSING DATE. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of Brobeck, Phleger & Harrison LLP, 550 West "C" Street, Suite 1200, San Diego, California 92101 at 11:00 a.m. on September 17, 1998, or at such other time and place upon which the Company and the Purchasers shall mutually agree. The date of the Closing is hereinafter referred to as the "Closing Date."

2.2 DELIVERY. At the Closing, the Company will deliver to each Purchaser a certificate, registered in such Purchaser's name, representing the number of Shares to be purchased by the Purchaser. Such delivery shall be against payment of the purchase price therefor by check or wire transfer in the amount of the Purchase Price.

                                    SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to each Purchaser as of the Closing Date that, except as set forth on the Schedule of Exceptions attached hereto as SCHEDULE B (the "Schedule of Exceptions"), which exceptions shall be deemed to be representations and warranties as if made hereunder:

3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state.

3.2 CORPORATE POWER; AUTHORIZATION. The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement and the Registration Rights Agreement of even date herewith in the form attached hereto as EXHIBIT A (the "Registration Rights Agreement"), to sell and issue the Shares and to carry out and perform all of its obligations under this Agreement and the Registration Rights Agreement. This Agreement and the Registration Rights Agreement each constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally. The execution and delivery of this Agreement and the Registration Rights Agreement does not, and the performance of this Agreement and the Registration Rights Agreement, the compliance with the provisions hereof and thereof and the issuance, sale and delivery of the Shares by the Company will not, materially conflict with, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, the Certificate of Incorporation or Bylaws of the Company or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other material agreement or instrument to which the Company or any of its properties is subject.

3.3 ISSUANCE AND DELIVERY OF THE SHARES. The Shares, when issued in compliance with the provisions of this Agreement for the consideration expressed herein, will be validly issued, fully paid and nonassessable. The issuance and delivery of the Shares is not subject to preemptive or any other similar rights of the stockholders of the Company or any liens or encumbrances.

3.4 CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (i) the filing of a Notice of Transaction pursuant to
Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder (the "Law"), which filing will be effected within the time prescribed by law; and (ii) such other qualifications or filings under the Securities Act of 1933, as amended (the "Securities Act"), and the regulations thereunder and all other applicable securities laws as may be required in connection with the transactions contemplated by this Agreement, which filings will be effected within the time prescribed by law. The Company has obtained all consents, waivers and approvals under any of the Company's agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated by this Agreement.

3.5 SEC DOCUMENTS; FINANCIAL STATEMENTS. As of their respective filing dates, all documents (the "SEC Documents") filed by the Company with the Securities and Exchange Commission (the "SEC") complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the Securities Act, as applicable. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.6 NO MATERIAL MISSTATEMENT. None of the representations or warranties of the Company contained in this Agreement or in the Registration Rights Agreement, and none of the other information furnished to the Purchasers or their representatives in connection with this Agreement, when considered as a whole, contains, or will contain, any misstatement of a material fact or omits to state any fact necessary in light of the circumstances under which made, to make those statements which have been made, not misleading.

3.7 NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed herein, since March 31, 1998, there have not been any changes in the assets, liabilities, financial condition, business prospects or operations of the Company from that reflected in the SEC Documents except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

                                    Section 4

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

          Each Purchaser hereby represents and warrants to the Company, separately and not jointly, of the Closing Date as follows:

4.1 AUTHORIZATION. Purchaser represents and warrants to the Company that: (i) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement and the Registration Rights Agreement, to purchase the Shares and to carry out and perform all of its obligations under this Agreement; and (ii) this Agreement and the Registration Rights Agreement each constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally.

4.2 INVESTMENT EXPERIENCE. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire his or its Shares. Purchaser has such business and financial experience as is required to give it the capacity to protect his or its own interests in connection with the purchase of his or its Shares.

4.3 INVESTMENT INTENT. Purchaser is purchasing the Shares for his or its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

4.4 REGISTRATION OR EXEMPTION REQUIREMENTS. Purchaser further acknowledges and understands that the Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

4.5 NO LEGAL, TAX OR INVESTMENT ADVICE. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as he or it, in his or its sole discretion, has deemed necessary or appropriate in connection with his or its purchase of the Shares.

4.6 LEGENDS. To the extent applicable, each certificate or other document evidencing any of the Shares shall be endorsed with the legends set forth below, and the Purchaser covenants that, except to the extent such restrictions are waived by the Company, the Purchaser shall not transfer the Shares represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

               (a)"THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

               (b)"THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT, AS AMENDED FROM TIME TO TIME, WHICH INCLUDE, WITHOUT LIMITATION, MARKET STAND-OFF RIGHTS IN FAVOR OF THE COMPANY. THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."


                                    SECTION 5

                       CONDITIONS TO CLOSING OF PURCHASERS

          Each Purchaser's obligation to purchase his or its Shares at the Closing is, at the option of the Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the date of such Closing Date.

5.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

5.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required as of the Closing in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective as of the Closing.

5.4 COMPLIANCE CERTIFICATE. The President and Chief Executive Officer of the Company shall have delivered to Purchaser a certificate certifying that the conditions specified in Sections 5.1, 5.2 and 5.3 have been fulfilled.

5.5 OPINION OF COMPANY COUNSEL. Each Purchaser shall have received from Brobeck, Phleger & Harrison LLP, counsel for the Company, an opinion dated the date of the Closing, in substantially the form as EXHIBIT B attached hereto.

5.6 REGISTRATION RIGHTS AGREEMENT. The Company and each Purchaser shall have entered into the Registration Rights Agreement in the form attached hereto as EXHIBIT A.

                                    SECTION 6

                        CONDITIONS TO CLOSING OF COMPANY

          The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Section 4 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the date of such Closing Date.

6.2 PERFORMANCE. The Purchasers shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Purchasers on or before the Closing.

6.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required as of the Closing in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective as of the Closing.

6.4 REGISTRATION RIGHTS AGREEMENT. The Company and each Purchaser shall have entered into the Registration Rights Agreement in the form attached hereto as EXHIBIT A.

                                    SECTION 7

                                  MISCELLANEOUS

7.1 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Shares purchased hereunder. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

7.2 GOVERNING LAW. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of California without any regard to conflicts of laws principles.

7.3 SURVIVAL. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

7.4 SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Notwithstanding the foregoing, no Purchaser shall assign his or its rights or obligations under this Agreement without the prior written consent of the Company.

7.5 ENTIRE AGREEMENT. This Agreement, together with the Registration Rights Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

7.6 NOTICES, ETC. All notices and other communications required or permitted under this Agreement shall be in writing and may be delivered in person, by facsimile, overnight delivery service or registered or certified mail, addressed to the Company at the address set forth at the beginning of this Agreement, or to the Purchasers at their respective addresses set forth on the signature pages hereto, or at such other address as the Company or each Purchaser shall have furnished to the other parties in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or facsimile, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable facsimile number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

7.7 SEVERABILITY OF THIS AGREEMENT. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

7.9 FURTHER ASSURANCES. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.10 EACH PURCHASER ACTING SEVERALLY. Each Purchaser undertakes his or its obligations hereunder and makes the representations, warranties and covenants as set forth hereunder severally and not jointly.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

7.11 ACKNOWLEDGEMENT. By executing this Agreement, each Purchaser hereby acknowledges and agrees that Brobeck, Phleger & Harrison LLP represents the Company solely and that the Purchasers have each had an opportunity to consult with their own attorney in connection with this Agreement and the Registration Rights Agreement.

          The foregoing agreement is hereby executed as of the date first above written.
                              "COMPANY"
                              IMAGING TECHNOLOGIES CORPORATION,
                              a Delaware corporation


                              By: /S/ BRIAN BONAR
                                     -------------------------------
                                  Brian Bonar, President and
                                  Chief Executive Officer

                              "PURCHASERS"

                              AMERICAN INDUSTRIES, INC., An Oregon corporation

                              By: /S/ HOWARD HEDINGER
                                     -------------------------------
                                   Howard Hedinger
                              Its: PRESIDENT

                    Address:  1750 NW Front Avenue, Suite 106
                              Portland, Oregon  97209

                                  /S/  ELLISON MORGAN
                                     -------------------------------
                                       Ellison Morgan

                    Address:  11510 SW Summerville Street
                              Portland, Oregon  97219


               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

                                   SCHEDULE A

                             SCHEDULE OF PURCHASERS



                                  Purchase Price           Number of Shares
       Purchaser Name            Paid at Closing        to be Issued at Closing
       --------------            ---------------        -----------------------
 American Industries, Inc.            $1,000,000                 400,000

 Ellison Morgan                       $  250,000                 100,000
                                      ----------                 -------
 TOTAL                                $1,250,000                 500,000
                                      ----------                 -------
                                      ----------                 -------



                                  SCHEDULE A-1

                                   SCHEDULE B

                             SCHEDULE OF EXCEPTIONS


The following are exceptions to the representations and warranties of Imaging Technologies Corporation (the "Company") set forth in that certain Common Stock Purchase Agreement dated as of September __, 1998 (the "Agreement"), with reference to the Section designations of the Agreement. The references to specific Sections are not meant and should not be construed as limiting the noted exceptions to a particular Section. Although the Company has used its reasonable best efforts to cross-reference the exceptions to all applicable representations and warranties, no assurance can be given that all necessary cross-references have been identified and any exception noted below is therefore deemed disclosed for purposes of all relevant Sections whether or not cross-referenced. Capitalized terms not otherwise defined in this Schedule of Exceptions have the meaning given them in the Agreement. Nothing herein constitutes an admission of any liability or obligation of the Company nor an admission against the Company's interest. The inclusion of any agreement or other matter herein or any exhibit hereto should not be interpreted as indicating that the Company has determined that such an agreement or other matter is necessarily material to the Company.


SECTION NUMBER           EXCEPTIONS
-------------- -----------------------------------------------------------------
Section 3.3    ISSUANCE AND DELIVERY OF THE SHARES.
               Pursuant to the Agreement, the Company has agreed to issue and sell to the Purchasers the Shares. Under the terms of Section
               4(g) of that certain Securities Purchase Agreement dated August
               21, 1997, between the Company and the holders of the outstanding shares of the Company's Series C Preferred Stock (the "Series C
               Holders"), the Company is required to offer any equity or
               convertible debt securities it intends to issue to the Series C
               Holders prior to offering the securities to any third party. The
               Company has not offered the Shares to the Series C Holders, who will retain their right of first offer until the closing of the
               Company's settlement with the Series C Holders, which will not occur until after the Company has issued the Shares to the
               Purchasers.

Section 3.7    NO MATERIAL ADVERSE CHANGE.

               1. On June 19, 1998, the Company delivered notice to the Series C
               Holders of its election to redeem for cash all shares of Series C
               Preferred Stock tendered for conversion in lieu of converting such shares. Certain disputes have arisen between the Company and the Series C Holders with respect to such notice and the Company's right to redeem all shares of Series C Preferred Stock tendered for conversion in lieu of converting such shares. The
               Series C Holders have asserted that the Company is in default of its obligations to them.





                                  SCHEDULE B-1

               2. The Company has recently been informed by Imperial Bank, the Company's primary lender, that the Company is not in compliance with all of the provisions of its loan agreements with Imperial
               Bank, including without limitation, the provisions regarding certain minimum ratios the Company is required to maintain. The
               Company's noncompliance with many of these provisions results from the expected one-time charge to earnings that the Company intends to include in its financial statements as of and for the fiscal year ended June 30, 1998, which one-time charge the Company currently anticipates will be as much as approximately
               $9,000,000.

               3. On September 3, 1998, the Company issued unsecured promissory notes to certain investors in the aggregate principal amount of $500,000. Pursuant to its agreements with Imperial Bank, the Company was required to obtain Imperial Bank's consent prior to issuing these notes. The Company did not obtain Imperial Bank's consent.

               4. See the disclosures in Section 3.3 above.


                                    EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT



                                See Exhibit 10.6












                                  EXHIBIT A-1

                                    EXHIBIT B

                              FORM OF LEGAL OPINION





















                                  EXHIBIT B-1

                             [FORM OF LEGAL OPINION]


                               September 17, 1998


To the Investors Listed on Schedule A
to the Imaging Technologies Corporation
Common Stock Purchase Agreement
dated September 17, 1998

Ladies and Gentlemen:

                  We have acted as counsel for Imaging Technologies Corporation, a Delaware corporation (the "Company"), in connection with the issuance and sale of shares of its Common Stock pursuant to the Imaging Technologies Corporation Common Stock Purchase Agreement dated September 17, 1998 (the "Stock Purchase Agreement") among the Company and you. This opinion letter is being rendered to you pursuant to Section 5.5 of the Stock Purchase Agreement in connection with the Closing of the sale of the Common Stock. Capitalized terms not otherwise defined in this opinion letter have the meaning given them in the Stock Purchase Agreement.

                  In connection with the opinions expressed herein we have made such examination of matters of law and of fact as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Stock Purchase Agreement and upon certificates and statements of government officials and of officers of the Company. We have also examined originals or copies of such corporate documents or records of the Company as we have considered appropriate for the opinions expressed herein. We have assumed for the purposes of this opinion letter the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of such copies.

                  In rendering this opinion letter we have also assumed: (A) that the Stock Purchase Agreement and the Registration Rights Agreement (collectively, the "Transaction Agreements") have been duly and validly executed and delivered by you or on your behalf, that each of you has the power to enter into and perform all your obligations thereunder, and that the Transaction Agreements constitute valid, legal, binding and enforceable obligations upon you; (B) that the representations and warranties made in the Stock Purchase Agreement by you are true and correct; (C) that any wire


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To the Investors Listed on                                    September 17, 1998
Schedule A to the Common                                                  Page 2
Stock Purchase Agreement


transfers, drafts or checks tendered by you will be honored; and (D) if you are a corporation or other entity, that you have filed any required state franchise, income or similar tax returns and have paid any required state franchise, income or similar taxes.

                  As used in this opinion letter, the expression "we are not aware" or the phrase "to our knowledge", or any similar expression or phrase with respect to our knowledge of matters of fact, means as to matters of fact that, based on the actual knowledge of individual attorneys within the firm principally responsible for handling current matters for the Company (and not including any constructive or imputed notice of any information), and after an examination of documents referred to herein and after inquiries of certain officers of the Company, no facts have been disclosed to us that have caused us to conclude that the opinions expressed are factually incorrect; but beyond that we have made no factual investigation for the purposes of rendering this opinion letter. Specifically, but without limitation, we have made no inquiries of securities holders or employees of the Company, other than such officers.

                  This opinion letter relates solely to the laws of the State of California, the General Corporation Law of the State of Delaware and the federal law of the United States and we express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering such laws or opinions of other counsel have not been sought or obtained.

                  Based upon our examination of and reliance upon the foregoing and subject to the limitations, exceptions, qualifications and assumptions set forth below and except as set forth in the Stock Purchase Agreement or the Schedule of Exceptions thereto, we are of the opinion that as of the date hereof:

                  1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the Company has the requisite corporate power and authority to own its properties and to conduct its business as, to our knowledge, it is presently conducted.

                  2. The Company is qualified to do business as a foreign corporation in California and is in good standing under the laws of the State of California.

                  3. The Company has the requisite corporate power and authority to execute, deliver and perform the Transaction Agreements. Each of the foregoing has been duly and validly authorized by the Company, duly executed and delivered by an authorized officer of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable by you against the Company in accordance with its terms.


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To the Investors Listed on                                    September 17, 1998
Schedule A to the Common                                                  Page 3
Stock Purchase Agreement


                  4. The Company's execution and delivery of, and its performance and compliance as of the date hereof with the terms of, the Transaction Agreements do not violate any provision of any federal or California law, rule or regulation applicable to the Company or any provision of the Company's Certificate of Incorporation, as amended, or Bylaws, and do not conflict with or constitute a default under the material provisions of any agreement specifically identified on Schedule A attached hereto.

                  Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

                  (A) The legality, validity, binding nature and enforceability of the Company's obligations under the Transaction Agreements may be subject to or limited by (1) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally; (2) general principles of equity (whether relief is sought in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of any court of competent jurisdiction in awarding specific performance or injunctive relief and other equitable remedies; and (3), without limiting the generality of the foregoing, the effect of California court decisions and statutes which indicate that provisions of the Transaction Agreements which permit any of you to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis in good faith or that it be shown that such action is reasonably necessary for your protection.

                  (B) We express no opinion as to the Company's compliance or noncompliance with applicable federal or state antifraud or antitrust statutes, laws, rules and regulations.

                  (C) We express no opinion concerning the past, present or future fair market value of any securities.

                  (D) We express no opinion as to the enforceability under certain circumstances of any provisions prohibiting waivers of any terms of the Transaction Agreements other than in writing, or prohibiting oral modifications thereof or modification by course of dealing.

                  (E) Our opinions are subject to the effect of judicial decisions which may permit the introduction of extrinsic evidence to interpret the terms of written contracts.

                  (F) We express no opinion as to the effect of Section 1670.5 of the California Civil Code or any other California law, federal law or equitable principle


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To the Investors Listed on                                    September 17, 1998
Schedule A to the Common                                                  Page 4
Stock Purchase Agreement


which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds to have been unconscionable at the time it was made or contrary to public policy.

                  (G) We express no opinion as to your compliance with any Federal or state law relating to your legal or regulatory status or the nature of your business.

                  (H) We express no opinion as to the compliance of the Company, any Investor or the sale of the Common Stock to the Investors with the provisions of the Small Business Investment Act of 1958, as amended, or any of the regulations promulgated thereunder.

                  (I) We express no opinion as to:

                           (1) The enforceability under certain circumstances of
provisions indemnifying a party against, or requiring contributions toward, that party's liability for its own wrongful or negligent acts, or where indemnification or contribution is contrary to public policy or prohibited by law. In this regard, we advise you that in the opinion of the Securities and Exchange Commission indemnification of directors, officers and controlling persons of an issuer against liabilities arising under the Securities Act of 1933, as amended, is against public policy and is therefore unenforceable;

                           (2) The enforceability under certain circumstances of
provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, or defenses to obligations or rights granted by law, when such waivers are against public policy or prohibited by law;

                           (3) The enforceability under certain circumstances of
provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that election of a particular remedy or remedies does not preclude recourse to one or more remedies, that rights or remedies may be exercised without notice, or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

                           (4) Any provision providing for the exclusive
jurisdiction of a particular court or purporting to waive rights to trial by jury, service of process or objections to the laying of venue or to forum on the basis of forum non conveniens, in connection with any litigation arising out of or pertaining to the Transaction Agreements;

To the Investors Listed on                                    September 17, 1998
Schedule A to the Common                                                  Page 5
Stock Purchase Agreement

                           (5) Section 7.2 of the Stock Purchase Agreement and
Section 2.2 of the Registration Rights Agreement, to the extent that they purport to exclude conflict of law principles under California law;

                           (6) The effect of any California law, federal law or
equitable principles which limit the amount of attorneys' fees that can be recovered under certain circumstances; and

                           (7) The effect of Section 1717 of the California
Civil Code, which provides that, among other things, where a contract permits one party to the contract to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys' fees.

                  This opinion letter is rendered as of the date first written above solely for your benefit in connection with the Stock Purchase Agreement and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

                                        Very truly yours,




                                        BROBECK, PHLEGER & HARRISON LLP

To the Investors Listed on                                    September 17, 1998
Schedule A to the Common                                                  Page 6
Stock Purchase Agreement



                                   SCHEDULE A


1.     Promissory Note between Imperial Bank and the Company, dated June 23,
       1998.

2. Security and Loan Agreement and Addendum thereto (Eximbank Facility) between Imperial Bank and the Company, dated June 23, 1998.

3.     Security and Loan Agreement and Addendum thereto (Foreign Insured A/R
       Line) between Imperial Bank and the Company, dated June 23, 1998.

4. Security and Loan Agreement and Addendum thereto (Domestic Line) between Imperial Bank and the Company, dated June 23, 1998.

5.     Corporate Resolution to Borrow by the Company, dated June 23, 1998 (re:
       Loan No 711062536-4).

6. Promissory Note between Bank of Yorba Linda and McMican Corporation dba New Media Memory, dated June 17, 1997 ("Loan No. 1054468601").

7. Loan Agreement between Bank of Yorba Linda and McMican Corporation dba New Media Memory, dated October 20, 1997.

8. Change in Terms Agreement (to Loan No 1054468601) between BYL Bank Group and McMican Corporation (dba New Media Memory), dated May 17, 1998.

9. Commercial Security Agreement between Bank of Yorba Linda and McMican Corporation dba New Media Memory, dated June 17, 1997.

10. Commercial Guaranty by Timothy E. McCanna in connection with Loan No 1054468601, dated May 17, 1998.

11. Commercial Guaranty by the Company in connection with Loan No 1054468601, dated May 17, 1998.

12. Corporate Resolution to Borrow by McMican Corporation (dba New Media Memory), dated May 17, 1998 (re: Loan No 1054468601).

13. Export-Import Bank of the United States Working Capital Guarantee Program, Borrower Agreement between the Company and Imperial Bank, dated June 29, 1998.


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To the Investors Listed on                                    September 17, 1998
Schedule A to the Common                                                  Page 7
Stock Purchase Agreement


14.    Imperial Bancorp Registration Rights Agreement, dated June 23, 1998.

15. Development and Manufacturing Agreement between the Company and Elesys, Inc., dated September 30, 1997.

16. Development and Manufacturing Agreement between the Company. and Nissei Sangyo America, Ltd., dated June 30, 1998.

17. Amendment No. 1 to Postscript Software Development and OEM Distribution License Agreement between the Company and Adobe Systems Incorporated, dated October 13, 1997.

18. Licensed System Appendix No. 3 to the Postscript Software Development and OEM Distribution License Agreement between the Company and Adobe Systems Incorporated, dated October 13, 1997.

19. Multi-Tenant Industrial Lease between Sunhala Enterprises, LLC and the Company, dated April 1998.

20. Standard Industrial/Commercial Single-Tenant Lease between Robert C. Meyer Trust and the Company, dated May 2, 1997.

21. Stipulation for Entry of Judgment in Dornsife & Associates, Inc. v. Color Solutions, Inc.- Settlement for a 10/1/95 promissory note.

22. Promissory Note between the Company and Franz Herbert and Dornsife & Associates, Inc., dated October 1, 1995

23. Convertible Promissory Note between Harry J. Saal and the Company, dated December 31, 1997.

24. Promissory Note between the Company and Dataproducts Corporation, dated as of June 30, 1998.

25. Stipulation for Entry of Judgment in Syquest Technology, Inc. v. Prima International.

26. Consulting Agreement between the Company and Irwin Roth, dated April 1, 1994 and Amendments thereto dated June 12, 1998 and January 22, 1997, respectively.

27. Executive Employment Agreement between the Company and Brian Bonar, dated September 1, 1994 and Amendments thereto dated January 22, 1997 and April 1, 1998, respectively.

To the Investors Listed on                                    September 17, 1998
Schedule A to the Common                                                  Page 8
Stock Purchase Agreement


28. Executive Employment Agreement between the Company and Edward Savarese, dated July 1, 1990, as amended February 25, 1994, and Amendments thereto dated January 22, 1997, April 1, 1998 and June 12, 1998, respectively.